Exhibit 99.1
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PRESS RELEASE

                                                            Contact Information:
                                    Joseph W. Kennedy, Senior Vice President/CFO
                                                        Georgetown Bancorp, Inc.
                                                                    978-352-8600
                                                    joe.kennedy@georgetownsb.com

                            Georgetown Bancorp, Inc.
                Reports Results for Quarter Ended March 31, 2008

         GEORGETOWN, MASSACHUSETTS, May 6, 2008 -

         Georgetown Bancorp, Inc. (OTCBB: GTWN) (the "Company"), holding company for Georgetown Savings Bank (the "Bank"), reported a net loss for the three months ended March 31, 2008 of $65,000, or $.03 per basic and diluted share compared to a net loss of $129,000 or $.05 per basic and diluted share for the three months ended March 31, 2007. The net loss for the nine months ended March 31, 2008 was $292,000 or $.11 per basic and diluted share versus a net loss of $314,000 or $.12 per basic and diluted share for the nine months ended March 31, 2007. The current period quarterly loss was $24,000 lower than the net loss for the three months ended December 31, 2007 of $89,000, or $.03 per basic and diluted share. Linked quarterly net operating results have improved for the third consecutive quarter.

         Robert E. Balletto, President and Chief Executive Officer, said, "I am pleased with the continued improvement in our financial results, particularly in light of the poor economic environment that we are operating in. Our net interest margin continued to expand, benefiting from the recent decline in short-term rates, as well as our origination of higher-yielding commercial loans. We have been successful this year in executing our strategic plan of developing our commercial business unit, as commercial loans have grown to 19 % of total assets as of March 31, 2008 from 13% at June 30, 2007. We anticipate this trend continuing."

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

                                      GEORGETOWN BANCORP, INC.
                                     CONSOLIDATED BALANCE SHEETS
                                  ---------------------------------
                                             (unaudited)

                                               ASSETS
                                                                            At              At
                                                                         March 31,       June 30,
                                                                           2008            2007
                                                                       ------------    ------------
                                                                              (In thousands)
Cash and due from banks                                                $      3,062    $      3,950
Short-term investments                                                        3,500           1,653
                                                                       ------------    ------------
               Total cash and cash equivalents                                6,562           5,603

Securities available for sale, at fair value                                 11,907          12,690
Securities held to maturity, at amortized cost                                6,699           8,182
Federal Home Loan Bank stock, at cost                                         2,905           2,905
Loans, net of allowance for loan losses of $1,120,000
    at March 31, 2008 and $1,079,000 at June 30, 2007                       135,807         127,659
Premises and equipment, net                                                   4,545           4,816
Accrued interest receivable                                                     619             682
Bank-owned life insurance                                                     1,436           1,416
Other assets                                                                  1,031           1,129
                                                                       ------------    ------------

               Total assets                                            $    171,511    $    165,082
                                                                       ============    ============

                                LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits                                                               $    101,821    $     97,956
Short-term Federal Home Loan Bank advances                                    4,500           9,850
Long-term Federal Home Loan Bank advances                                    46,334          37,873
Securities sold under agreements to repurchase                                  685             869
Mortgagors' escrow accounts                                                     367             317
Accrued expenses and other liabilities                                          527             607
                                                                       ------------    ------------
               Total liabilities                                            154,234         147,472
                                                                       ------------    ------------

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.10 par value per share: 1,000,000
    shares authorized; none outstanding                                          --              --
Common Stock, $0.10 par value per share: 10,000,000
    shares authorized; 2,777,250 shares issued, 2,638,387 and
    2,692,050 shares outstanding at March 31, 2008 and
    June 30, 2007, respectively                                                 278             278
Additional paid-in capital                                                   11,452          11,452
Retained earnings                                                             7,213           7,522
Accumulated other comprehensive income (loss)                                   112            (179)
Unearned compensation - ESOP (59,319 and 65,463 shares unallocated
    at March 31, 2008 and June 30, 2007, respectively)                         (594)           (655)
Treasury stock, at cost (138,863 and 85,200 shares at March 31, 2008
    and June 30, 2007, respectively)                                         (1,184)           (808)
                                                                       ------------    ------------
               Total stockholders' equity                                    17,277          17,610
                                                                       ------------    ------------

               Total liabilities and stockholders' equity              $    171,511    $    165,082
                                                                       ============    ============
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

                                               GEORGETOWN BANCORP, INC.
                                               STATEMENTS OF OPERATIONS
                                   ------------------------------------------------
                                                     (unaudited)

                                                            Three Months Ended               Nine Months Ended
                                                                 March 31,                       March 31,
                                                            2008            2007            2008            2007
                                                        ------------    ------------    ------------    ------------
                                                                (Dollars in thousands, except per share data)
Interest and dividend income:
    Loans, including fees                               $      2,044    $      1,879    $      6,107    $      5,684
    Investment interest and dividends                            263             308             828             985
    Short-term investments                                         9              15              34              37
                                                        ------------    ------------    ------------    ------------
               Total interest and dividend income              2,316           2,202           6,969           6,706
                                                        ------------    ------------    ------------    ------------

Interest expense:
    Deposits                                                     640             649           2,114           1,963
    Short-term Federal Home Loan Bank advances                    71             202             321             695
    Long-term Federal Home Loan Bank advances                    526             402           1,471           1,149
    Securities sold under agreements to repurchase                 2               2               6               6
                                                        ------------    ------------    ------------    ------------
               Total interest expense                          1,239           1,255           3,912           3,813
                                                        ------------    ------------    ------------    ------------

Net interest income                                            1,077             947           3,057           2,893
Provision for loan losses                                          4               4               8             109
                                                        ------------    ------------    ------------    ------------
Net interest income, after provision for loan losses           1,073             943           3,049           2,784
                                                        ------------    ------------    ------------    ------------

Non-interest income:
    Customer service fees                                        145             141             466             436
    Income from bank-owned life insurance                         (3)             18              20              45
    Other                                                         10               9              27              24
                                                        ------------    ------------    ------------    ------------
               Total non-interest income                         152             168             513             505
                                                        ------------    ------------    ------------    ------------

Non-interest expenses:
    Salaries and employee benefits                               736             678           2,150           1,996
    Occupancy and equipment expenses                             230             221             661             640
    Data processing expenses                                      87              76             259             224
    Professional fees                                            140              66             303             203
    Advertising expense                                           31              92             128             151
    Other general and administrative expenses                    194             178             600             553
                                                        ------------    ------------    ------------    ------------
               Total non-interest expenses                     1,418           1,311           4,101           3,767
                                                        ------------    ------------    ------------    ------------

Loss before income taxes                                        (193)           (200)           (539)           (478)

Income tax benefit                                              (128)            (71)           (247)           (164)
                                                        ------------    ------------    ------------    ------------

Net loss                                                $        (65)   $       (129)   $       (292)   $       (314)
                                                        ============    ============    ============    ============

Weighted average number of common shares outstanding:
   Basic and diluted                                       2,584,598       2,630,397       2,599,663       2,644,631

Net loss per share:
   Basic and diluted                                    ($      0.03)   ($      0.05)   ($      0.11)   ($      0.12)
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         About Georgetown Savings Bank
         -----------------------------

         Founded in 1868, Georgetown Savings Bank, with branches in Georgetown, MA, North Andover, MA and Rowley, MA, serves the financial needs of Essex County and southern New Hampshire residents and businesses. To learn more about Georgetown Savings Bank, visit www.georgetownsb.com or call 978-352-8600.


         Forward-looking statements
         --------------------------

         This news release may contain certain forward-looking statements, such as statements of the Company's or the Bank's plans, objectives, expectations, estimates and intentions. Forward-looking statements may be identified by the use of words such as "expects," "subject," "believe," "will," "intends," "will be" or "would." These statements are subject to change based on various important factors (some of which are beyond the Company's or the Bank's control) and actual results may differ materially. Accordingly, readers should not place undue reliance on any forward-looking statements (which reflect management's analysis of factors only as of the date of which they are given). These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, the ability of the Company or the Bank to effectively manage its growth, and results of regulatory examinations, among other factors. The foregoing list of important factors is not exclusive. Readers should carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission, including Current Reports on Form 8-K.

                                       END